  NATIONWIDE MUTUAL FUNDS
Nationwide HighMark Balanced Fund

Supplement dated May 22, 2015
to the Summary Prospectus dated May 1, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective June 23, 2015 (“Effective Date”), new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be permissible (other than those purchase orders received through dividend reinvestments or purchase orders from qualified retirements plans or their participants who are existing shareholders as of the Effective Date).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE